EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carl A. Chase, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Unicorp, Inc. on Form 10-KSB/A (Second Amendment) for the annual period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A (Second Amendment) fairly presents in all material respects the financial condition and results of operations of Unicorp, Inc.

Date: April 30, 2007

By: _Carl A. Chase____________________________
    Carl A. Chase
    Principal Financial and Accounting Officer